EXHIBIT 99.2

ASPEN INSURANCE HOLDINGS LIMITED
EARNINGS RELEASE SUPPLEMENT
AS OF SEPTEMBER 30, 2005

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited with the United States Securities Exchange Commission.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement may contain, and Aspen may from time-to-time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," "estimate," "may," "continue," and similar expressions of a future or forward-looking nature. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control that could cause actual results to differ materially from such statements. Important events that could cause the actual results to differ include, but are not limited to: the impact of acts of terrorism and related legislations and acts of war; the possibility of greater frequency or severity of or unanticipated losses from natural or man-made catastrophes, including Hurricanes Katrina and Rita and the New Orleans Flood; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina and Rita and the New Orleans Flood; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of the Company's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the loss of key personnel; a decline in the operating subsidiaries' ratings with Standard & Poor's, A.M. Best or Moody's; changes in general economic conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; decrease in demand for the Company's insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulation or tax laws in the jurisdictions where the Company conducts business; the total industry losses resulting from Hurricanes Katrina and Rita and the New Orleans Flood; the actual number of the Company's insureds incurring losses from these storms; the limited actual loss reports received from the Company's insureds to date; the preliminary nature of possible loss information received by brokers to date on behalf of cedants; the Company's reliance on industry loss estimates and those generated by modeling techniques; the impact of these storms on the Company's reinsurers; the amount and timing of reinsurance recoverables and reimbursements actually received by the Company from its reinsurers; the overall level of competition, and the related demand and supply dynamics as contracts come up for renewal. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the U.S. Securities and Exchange Commission on March 14, 2005 and Aspen's Current Report on Form 8-K dated October 4, 2005. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

BASIS OF PREPARATION

Definitions and presentation All financial information contained herein is unaudited except for information for the 12 months ended December 31, 2004. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 25 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (ROAE) (a non-GAAP financial measure): Annualized Operating Return on Average Equity is calculated using 1) operating income, as defined above and 2) excludes from average equity, the average after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains or losses. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the US dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

The Company presents ROAE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

See page 25 for a reconciliation of operating income to net income and page 19 for a reconciliation of average equity.

Diluted book value per share (a non-GAAP financial measure): The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 25 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (are GAAP financial measures): Aspen Insurance Holdings Limited, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expense to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

Underwriting ratios excluding impact of Hurricanes and Windstorms (are non-GAAP financial measures): In these ratios, the Company excludes the impact of Hurricanes Katrina and Rita (in relation to the 2005 financial year figures) and Hurricanes Charley, Frances, Ivan and Jeanne and Typhoon Songda (in relation to the 2004 comparative figures) from net premiums earned and losses and loss expenses in order to calculate loss ratio and expense ratios excluding the impact of these events. The underwriting ratios excluding the impact of the hurricanes and windstorms are derived by adjusting the net premiums earned and the losses and loss expenses for the period by the impact of the hurricanes and windstorms in the period as shown and calculating loss ratio and expense ratio using these derived balances. In addition to presenting underwriting ratios determined in accordance with GAAP, the Company believes that showing non-GAAP underwriting ratios enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance without these events. In addition, the Company believes that such users wish to have such non-GAAP ratios, as well as the GAAP-based ratios, to compare the performance of the Company's underlying business lines without regard to the impact of these major catastrophes.

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

INCOME STATEMENT

The following table summarizes the Company's financial performance for the three and nine months ended September 30, 2005 compared to the three and nine months ended September 30, 2004.

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
(in US$ millions)	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
UNDERWRITING REVENUES
Gross premiums written	494.0	349.4	1,847.5	1,370.0
Premiums ceded	(149.5)	(53.5)	(384.0)	(201.1)
Net premiums written	344.5	295.9	1,463.5	1,168.9
Change in unearned premiums	34.9	(2.5)	(310.4)	(242.7)
Net premiums earned	379.4	293.4	1,153.1	926.2
UNDERWRITING EXPENSES
Losses and loss expenses	(683.0)	(303.2)	(1,086.3)	(566.7)
Acquisition expenses	(71.1)	(40.0)	(218.4)	(164.2)
General and administrative expenses	(31.5)	(26.5)	(90.6)	(70.7)
Total Underwriting Expenses	(785.6)	(369.7)	(1,395.3)	(801.6)
Underwriting Income (Loss)	(406.2)	(76.3)	(242.2)	124.6
OTHER OPERATING REVENUE
Net investment income	29.4	19.4	82.0	46.3
Interest expense	(4.3)	(2.7)	(12.2)	(3.2)
Total other operating revenue	25.1	16.7	69.8	43.1
Other expense	(4.8)	(2.1)	(9.2)	(2.1)
OPERATING INCOME (LOSS) BEFORE TAX	(385.9)	(61.7)	(181.6)	165.6
OTHER
Net realized exchange gains (losses)	(3.9)	1.4	(8.7)	0.7
Net realized investment gains (losses)	(1.4)	1.9	(1.4)	(2.4)
INCOME (LOSS) BEFORE INCOME TAX	(391.2)	(58.4)	(191.7)	163.9
Income taxes	29.2	15.4	(16.4)	(41.0)
NET INCOME (LOSS) AFTER TAX	(362.0)	(43.0)	(208.1)	122.9
Dividends Paid	(10.4)	(2.0)	(31.2)	(6.2)
Retained Income	(372.4)	(45.0)	(239.3)	116.7
Components of Net Income (after tax)
Operating income	(357.1)	(43.9)	(198.4)	125.5
Net realized investment gains (losses)	(1.0)	(0.1)	(1.0)	(3.1)
Net realized exchange gains (losses)	(3.9)	1.0	(8.7)	0.5
NET INCOME (LOSS) AFTER TAX	(362.0)	(43.0)	(208.1)	122.9

CONSOLIDATED BALANCE SHEET

(in US$ millions)	As at September 30, 2005	As at December 31, 2004
ASSETS
Investments
Fixed Maturities	2,645.5	2,207.2
Short term investments	491.5	528.7
Total Investments	3,137.0	2,735.9
Cash and cash equivalents	369.4	284.9
Reinsurance Recoverables
Unpaid losses	894.8	197.7
Ceded unearned premiums	155.4	40.4
Receivables
Underwriting premiums	798.4	494.2
Other	31.6	39.2
Deferred policy acquisition costs	194.8	115.6
Derivative at fair value	16.5	23.6
Office properties and equipment	19.1	5.0
Other assets	6.2
Intangible assets	8.2	6.6
Total Assets	5,631.4	3,943.1
LIABILITIES
Insurance Reserves
Losses and loss adjustment expenses	2,748.6	1,277.9
Unearned premiums	1,129.8	714.0
Total insurance reserves	3,878.4	1,991.9
Payables
Reinsurance premiums	205.0	54.2
Taxation	11.1	57.7
Accrued expenses and other payables	46.7	84.3
Liabilities under derivative contracts	17.0	24.2
Total Payables	279.8	220.4
Long term debt	249.3	249.3
Total Liabilities	4,407.5	2,461.6
SHAREHOLDERS’ EQUITY
Ordinary shares	1,100.2	1,096.1
Retained earnings	128.2	367.5
Accumulated other comprehensive income, net of taxes	(4.5)	17.9
Total shareholders’ equity	1,223.9	1,481.5
Total Liabilities and Shareholders’ Equity	5,631.4	3,943.1

PROFORMA SHAREHOLDERS’ EQUITY

	As at September 30, 2005	Proceeds from issue of shares on October 11, 2005	Proforma shareholders' equity after the issue of shares
SHAREHOLDERS’ EQUITY
Ordinary shares	1,100.2	399.5	1,499.7
Retained earnings	128.2		128.2
Accumulated other comprehensive income, net of taxes	(4.5)		(4.5)
Total shareholders’ equity	1,223.9	399.5	1,623.4
Ordinary shares	69,342,486	17,551,558	86,894,044
Book value per share	17.53		18.59
Diluted book value (treasury stock method)	17.53		18.59
Debt to total capital	16.9%		13.3%

PER SHARE DATA

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
(In US$ except for number of shares)	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Basic earnings per share
Net income	(5.22)	(0.62)	(3.00)	1.78
Operating income	(5.15)	(0.63)	(2.86)	1.81
Diluted earnings per share
Net income	(5.22)	(0.62)	(3.00)	1.71
Operating income	(5.15)	(0.63)	(2.86)	1.75
Weighted average ordinary shares outstanding	69,343,435	69,174,303	69,339,484	69,175,603
Weighted average ordinary shares outstanding and dilutive potential ordinary shares	69,343,435	69,174,303	69,339,484	71,751,883
Book value per share			17.53	20.40
Diluted book value (treasury stock method)			17.53	19.66
Ordinary shares outstanding at end of the period			69,342,486	69,174,303
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period			69,342,486	71,760,480

FINANCIAL RATIOS

	Three Months Ended September 30, 2005	Three Months Ended September 30, 2004	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004
(In US$ millions except for percentage figures)
Average Equity	1,353	1,424	1,445	1,381
Return on average equity
Net income	(26.8%)	(3.0%)	(14.4%)	8.9%
Operating income	(26.4%)	(3.1%)	(13.7%)	9.1%
Loss Ratio	180.0%	103.3%	94.2%	61.2%
Expense ratio	27.1%	22.7%	26.8%	25.3%
Combined ratio	207.1%	126.0%	121.0%	86.5%
Debt to total capital	16.9%	17.0%	16.9%	17.0%

See pages 19, 24 and 25 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

UNDERWRITING RESULTS BY OPERATING SEGMENT

As reported in the first quarter of 2005, management has revised the presentation of underwriting results into four segments to more accurately reflect the organizational structure of the business. A chart explaining the movement between segments is shown on page 14.

The following tables summarize gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, and combined ratios for each of our four business segments for the three and nine months ended September 30, 2005 and 2004.

	Three Months Ended September 30, 2005					Three Months Ended September 30, 2004
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross premiums written	256.0	81.5	57.3	99.2	494.0	139.5	83.4	19.9	106.6	349.4
Net premiums written	144.6	81.2	43.5	75.2	344.5	100.6	82.5	17.1	95.7	295.9
Gross premiums earned	212.3	125.9	79.7	106.7	524.6	155.2	91.9	29.1	84.9	361.1
Net premiums earned	112.5	121.3	72.1	73.5	379.4	105.9	88.1	27.2	72.2	293.4
Losses and loss expenses	(463.3)	(83.1)	(71.5)	(65.1)	(683.0)	(172.6)	(63.9)	(20.0)	(46.7)	(303.2)
Policy acquisition, operating and administration expenses	(33.1)	(29.0)	(21.5)	(19.0)	(102.6)	(30.1)	(15.5)	(5.4)	(15.5)	(66.5)
Underwriting profit (loss)	(383.9)	9.2	(20.9)	(10.6)	(406.2)	(96.8)	8.7	1.8	10.0	(76.3)
Net reserves for loss and loss adjustment expenses	635.2	608.5	202.6	407.5	1,853.8	273.5	300.5	130.5	269.4	973.9
Ratios
Loss ratio	411.8%	68.5%	99.2%	88.6%	180.0%	163.0%	72.5%	73.5%	64.7%	103.3%
Expense ratio	29.4%	23.9%	29.8%	25.8%	27.1%	28.4%	17.6%	19.9%	21.4%	22.7%
Combined ratio	441.2%	92.4%	129.0%	114.4%	207.1%	191.4%	90.1%	93.4%	86.1%	126.0%
Impact of hurricanes and windstorms (in US$ millions)
On net premiums earned	(14.6)	0.0	0.0	(7.4)	(22.0)	(9.2)	0.0	0.0	0.0	(9.2)
On losses and loss expenses	(380.7)	0.0	(24.0)	(27.0)	(431.7)	(152.7)	(0.9)	(12.1)	(6.4)	(172.1)
Total impact of hurricanes	(395.3)	0.0	(24.0)	(34.4)	(453.7)	(161.9)	(0.9)	(12.1)	(6.4)	(181.3)
Loss ratio excluding hurricanes	65.0%	68.5%	65.9%	47.1%	62.6%	17.3%	71.5%	29.0%	55.8%	43.3%
Expense ratio excluding hurricanes	26.0%	23.9%	29.8%	23.5%	25.6%	26.1%	17.6%	19.9%	21.5%	22.0%
Combined ratio excluding impact of hurricanes	91.0%	92.4%	95.7%	70.6%	88.2%	43.4%	89.1%	48.9%	77.3%	65.3%

	Nine Months Ended September 30, 2005					Nine Months Ended September 30, 2004
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross premiums written	754.8	482.5	301.7	308.5	1,847.5	618.8	393.0	82.4	275.8	1,370.0
Net premiums written	492.0	464.7	266.4	240.4	1,463.5	474.5	383.8	78.6	232.0	1,168.9
Gross premiums earned	562.8	364.8	199.9	289.1	1,416.6	479.6	255.2	95.5	262.9	1,093.2
Net premiums earned	396.1	350.7	177.7	228.6	1,153.1	361.2	248.5	91.1	225.4	926.2
Losses and loss expenses	(554.6)	(248.7)	(124.5)	(158.5)	(1,086.3)	(215.9)	(173.6)	(46.0)	(131.2)	(566.7)
Policy acquisition, operating and administration expenses	(123.0)	(80.7)	(46.6)	(58.7)	(309.0)	(113.0)	(50.6)	(17.5)	(53.8)	(234.9)
Underwriting profit (loss)	(281.5)	21.3	6.6	11.4	(242.2)	32.3	24.3	27.6	40.4	124.6
Net reserves for loss and loss adjustment expenses	635.2	608.5	202.6	407.5	1,853.8	273.5	300.5	130.5	269.4	973.9
Ratios
Loss ratio	140.0%	70.9%	70.1%	69.3%	94.2%	59.8%	69.9%	50.5%	58.2%	61.2%
Expense ratio	31.1%	23.0%	26.2%	25.7%	26.8%	31.3%	20.3%	19.2%	23.9%	25.3%
Combined ratio	171.1%	93.9%	96.3%	95.0%	121.0%	91.1%	90.2%	69.7%	82.1%	86.5%
Impact of hurricanes and windstorms (in US$ millions)
On net premiums earned	(14.6)	0.0	0.0	(7.4)	(22.0)	(9.2)	0.0	0.0	0.0	(9.2)
On losses and loss expenses	(380.7)	0.0	(24.0)	(27.0)	(431.7)	(152.7)	(0.9)	(12.1)	(6.4)	(172.1)
Total impact of hurricanes	(395.3)	0.0	(24.0)	(34.4)	(453.7)	(161.9)	(0.9)	(12.1)	(6.4)	(181.3)
Loss ratio excluding hurricanes	42.3%	70.9%	56.6%	55.7%	55.7%	17.0%	69.5%	37.2%	55.3%	42.2%
Expense ratio excluding hurricanes	30.0%	23.0%	26.2%	24.9%	26.3%	30.6%	20.4%	19.2%	23.9%	25.1%
Combined ratio excluding impact of hurricanes	72.3%	93.9%	82.8%	80.6%	82.0%	47.6%	89.9%	56.4%	79.2%	67.3%

SPECIALTY INSURANCE AND REINSURANCE

	Three Months Ended September 30, 2005			Three Months Ended September 30, 2004
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross premiums written	51.0	6.3	57.3	11.6	8.3	19.9
Net premiums written	42.5	1.0	43.5	11.1	6.0	17.1
Gross premiums earned	54.0	25.7	79.7	2.5	26.6	29.1
Net premiums earned	47.2	24.9	72.1	2.3	24.9	27.2
Losses and loss expenses	(45.5)	(26.0)	(71.5)	(2.1)	(17.9)	(20.0)
Policy acquisition, operating and administration expenses	(14.4)	(7.1)	(21.5)	(0.6)	(4.8)	(5.4)
Underwriting profit (loss)	(12.7)	(8.2)	(20.9)	(0.4)	2.2	1.8
Ratios
Loss ratio	96.4%	104.4%	99.2%	91.3%	71.9%	73.5%
Expense ratio	30.5%	28.5%	29.8%	26.1%	19.3%	19.9%
Combined ratio	126.9%	132.9%	129.0%	117.4%	91.2%	93.4%
Impact of hurricanes and windstorms (in US$ millions)
On net premiums earned	(2.1)	2.1	0.0	0.0	0.0	0.0
On losses and loss expenses	(7.2)	(16.8)	(24.0)	0.0	(12.1)	(12.1)
Total impact of hurricanes	(9.3)	(14.7)	(24.0)	0.0	(12.1)	(12.1)
Loss ratio excluding hurricanes	77.7%	40.4%	65.9%	91.3%	23.3%	29.0%
Expenses ratio excluding hurricanes	29.2%	31.1%	29.8%	26.1%	19.3%	19.9%
Combined ratio excluding impact of hurricanes	106.9%	71.5%	95.7%	117.4%	42.6%	48.9%

SPECIALTY INSURANCE AND REINSURANCE

	Nine Months Ended September 30, 2005			Nine Months Ended September 30, 2004
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross premiums written	214.2	87.5	301.7	11.6	70.8	82.4
Net premiums written	184.9	81.5	266.4	11.1	67.5	78.6
Gross premiums earned	114.6	85.3	199.9	2.5	93.0	95.5
Net premiums earned	94.1	83.6	177.7	2.3	88.8	91.1
Losses and loss expenses	(83.4)	(41.1)	(124.5)	(2.1)	(43.9)	(46.0)
Policy acquisition, operating and administration expenses	(27.7)	(18.9)	(46.6)	(0.6)	(16.9)	(17.5)
Underwriting profit (loss)	(17.0)	23.6	6.6	(0.4)	28.0	27.6
Ratios
Loss ratio	88.6%	49.2%	70.1%	91.3%	49.4%	50.5%
Expense ratio	29.5%	22.6%	26.2%	26.1%	19.0%	19.2%
Combined ratio	118.1%	71.8%	96.3%	117.4%	68.4%	69.7%
Impact of hurricanes and windstorms (in US$ millions)
On net premiums earned	(2.1)	2.1	0.0	0.0	0.0	0.0
On losses and loss expenses	(7.2)	(16.8)	(24.0)	0.0	(12.1)	(12.1)
Total impact of hurricanes	(9.3)	(14.7)	(24.0)	0.0	(12.1)	(12.1)
Loss ratio excluding hurricanes	79.2%	29.8%	56.6%	91.3%	35.8%	37.2%
Expenses ratio excluding hurricanes	28.8%	23.2%	26.2%	26.1%	19.0%	19.2%
Combined ratio excluding impact of hurricanes	108.0%	53.0%	82.8%	117.4%	54.8%	56.4%

PROPERTY AND CASUALTY INSURANCE

	Three Months Ended September 30, 2005			Three Months Ended September 30, 2004
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross premiums written	34.2	65.0	99.2	37.1	69.5	106.6
Net premiums written	16.3	58.9	75.2	33.2	62.5	95.7
Gross premiums earned	38.1	68.6	106.7	26.7	58.2	84.9
Net premiums earned	13.1	60.4	73.5	21.3	50.9	72.2
Losses and loss expenses	(30.2)	(34.9)	(65.1)	(9.9)	(36.8)	(46.7)
Policy acquisition, operating and administration expenses	(6.5)	(12.5)	(19.0)	(6.4)	(9.1)	(15.5)
Underwriting profit (loss)	(23.6)	13.0	(10.6)	5.0	5.0	10.0
Ratios
Loss ratio	230.6%	57.8%	88.6%	46.5%	72.3%	64.7%
Expense ratio	49.6%	20.7%	25.8%	30.0%	17.9%	21.4%
Combined ratio	280.2%	78.5%	114.4%	76.5%	90.2%	86.1%
Impact of hurricanes and windstorms (in US$ millions)
On net premiums earned	(7.4)	0.0	(7.4)	0.0	0.0	0.0
On losses and loss expenses	(27.0)	0.0	(27.0)	(6.4)	0.0	(6.4)
Total impact of hurricanes	(34.4)	0.0	(34.4)	(6.4)	0.0	(6.4)
Loss ratio excluding hurricanes	15.7%	57.8%	47.1%	16.4%	72.3%	55.8%
Expense ratio excluding hurricanes	31.7%	20.7%	23.5%	30.1%	17.9%	21.5%
Combined ratio excluding impact of hurricanes	47.4%	78.5%	70.6%	46.5%	90.2%	77.3%

PROPERTY AND CASUALTY INSURANCE

	Nine Months Ended September 30, 2005			Nine Months Ended September 30, 2004
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross premiums written	111.9	196.6	308.5	92.8	183.0	275.8
Net premiums written	65.1	175.3	240.4	70.2	161.8	232.0
Gross premiums earned	89.9	199.2	289.1	72.3	190.6	262.9
Net premiums earned	51.5	177.1	228.6	56.2	169.2	225.4
Losses and loss expenses	(49.9)	(108.6)	(158.5)	(27.3)	(103.9)	(131.2)
Policy acquisition, operating and administration expenses	(18.8)	(39.9)	(58.7)	(16.7)	(37.1)	(53.8)
Underwriting profit (loss)	(17.2)	28.6	11.4	12.2	28.2	40.4
Ratios
Loss ratio	96.9%	61.3%	69.3%	48.6%	61.4%	58.2%
Expense ratio	36.5%	22.6%	25.7%	29.7%	21.9%	23.9%
Combined ratio	133.4%	83.9%	95.0%	78.3%	83.3%	82.1%
Impact of hurricanes and windstorms (in US$ millions)
On net premiums earned	(7.4)	0.0	(7.4)	0.0	0.0	0.0
On losses and loss expenses	(27.0)	0.0	(27.0)	(6.4)	0.0	(6.4)
Total impact of hurricanes	(34.4)	0.0	(34.4)	(6.4)	0.0	(6.4)
Loss ratio excluding hurricanes	38.9%	61.3%	55.7%	37.2%	61.4%	55.3%
Expense ratio excluding hurricanes	31.9%	22.6%	24.9%	29.7%	21.9%	23.9%
Combined ratio excluding impact of hurricanes	70.8%	83.9%	80.6%	66.9%	83.3%	79.2%

PREVIOUS SEGMENTAL SPLIT

	Three Months Ended September 30, 2005			Three Months Ended September 30, 2004
(in US$ millions)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Gross premiums written	343.8	150.2	494.0	231.2	118.2	349.4
Net premiums written	226.8	117.7	344.5	189.1	106.8	295.9
Gross premiums earned	363.9	160.7	524.6	273.7	87.4	361.1
Net premiums earned	258.7	120.7	379.4	218.9	74.5	293.4
Expenses:
Losses and loss expenses	(572.4)	(110.6)	(683.0)	(254.4)	(48.8)	(303.2)
Policy acquisition, operating and administrative expenses	(69.2)	(33.4)	(102.6)	(50.4)	(16.1)	(66.5)
Underwriting profit (loss)	(382.9)	(23.3)	(406.2)	(85.9)	9.6	(76.3)
Net reserves for loss and loss adjustment expenses	1,358.6	495.2	1,853.8	702.4	271.5	973.9
Ratios
Loss ratio	221.3%	91.6%	180.0%	116.2%	65.5%	103.3%
Expense ratio	26.7%	27.7%	27.1%	23.0%	21.6%	22.7%
Combined ratio	248.0%	119.3%	207.1%	139.2%	87.1%	126.0%

	Nine Months Ended September 30, 2005			Nine Months Ended September 30, 2004
(in US$ millions)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Gross premiums written	1,324.8	522.7	1,847.5	1,082.6	287.4	1,370.0
Net premiums written	1,038.2	425.3	1,463.5	925.8	243.1	1,168.9
Gross premiums earned	1,012.9	403.7	1,416.6	827.8	265.4	1,093.2
Net premiums earned	830.4	322.7	1,153.1	698.5	227.7	926.2
Expenses:
Losses and loss expenses	(844.4)	(241.9)	(1,086.3)	(433.4)	(133.3)	(566.7)
Policy acquisition, operating and administrative expenses	(222.6)	(86.4)	(309.0)	(180.5)	(54.4)	(234.9)
Underwriting profit (loss)	(236.6)	(5.6)	(242.2)	84.6	40.0	124.6
Net reserves for loss and loss adjustment expenses	1,358.6	495.2	1,853.8	702.4	271.5	973.9
Ratios
Loss ratio	101.7%	75.0%	94.2%	62.1%	58.5%	61.1%
Expense ratio	26.8%	26.7%	26.8%	25.8%	23.9%	25.4%
Combined ratio	128.5%	101.7%	121.0%	87.9%	82.4%	86.5%

CONSOLIDATED CHANGE IN SHAREHOLDERS’ EQUITY

(in US$ millions)	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004
Shareholders’ Equity
Ordinary shares
Beginning of period	1,096.1	1,090.8
Shares issued:
New share issues	0.3	0.0
Share-based compensation	3.8	3.2
End of period	1,100.2	1,094.0
Retained earnings
Beginning of period	367.5	180.7
Net income for the period	(208.1)	122.9
Dividends paid	(31.2)	(6.2)
End of period	128.2	297.4
Cumulative foreign currency translation adjustments
Beginning of period	27.9	27.8
Change for the period	0.1	2.1
End of period	28.0	29.9
Gain / loss on derivatives:
Beginning of period	(2.2)	0.0
Change for the period	0.1	(1.9)
End of period	(2.1)	(1.9)
Unrealized gains (losses) on investments, net of taxes
Beginning of period	(7.8)	(0.6)
Change for the period	(22.6)	(1.1)
End of period	(30.4)	(1.7)
Total accumulated other comprehensive income	(4.5)	26.3
Total Shareholders' Equity	1,223.9	1,417.7

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(in US$ millions)	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004
Net income	(208.1)	122.9
Other comprehensive income, net of taxes
Change in unrealized losses on investments	(22.6)	(1.1)
Change in unrealized losses on derivatives	0.1	(1.9)
Change in unrealized gains on foreign currency translation	0.1	2.1
Other comprehensive income	(22.4)	(0.9)
Comprehensive income	(230.5)	122.0

SUMMARIZED CASH FLOW

($ in millions)	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004
Net cash from operating activities	605.9	656.6
Net cash from investing activities	(486.5)	(860.1)
Net cash from financing activities	(30.8)	243.1
Effect of exchange rate movements on cash and cash equivalents	(4.1)	7.1
Increase in cash and cash equivalents:	84.5	46.7
Cash at beginning of the period	284.9	230.8
Cash at end of the period	369.4	277.5

SUPPLEMENTAL FINANCIAL INFORMATION

Return on Average Equity Analysis

The return on average equity for the three and nine months ended September 30, 2005 and 2004 was:

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
(US$ millions except for percentages)	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Closing shareholders' equity	1,224	1,418	1,224	1,418
Average adjustment	129	6	221	(37)
Average equity (1)	1,353	1,424	1,445	1,381
Return on average equity from underwriting activity (2)	(30.0%)	(5.4%)	(16.8%)	9.0%
Return on average equity from investment and other activity (3)	1.5%	1.2%	4.2%	3.1%
Pre-tax operating income return on average equity, for period	(28.5%)	(4.2%)	(12.6%)	12.1%
Post tax return on average equity (4)	(26.4%)	(3.1%)	(13.7%)	9.1%
Ratios:
Combined ratio	207.1%	126.0%	121.0%	86.5%

See page 25 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

1)	Average equity is calculated by taking the simple average of the closing shareholders’ equity at latest month end and each previous month end in the period.

2)	Calculated by using underwriting income.

3)	Calculated by using total other operating revenue and other expense.

4)	Calculated by using operating income after tax.

INVESTMENT PORTFOLIO

Type of investment

	As at September 30, 2005
(in US$ millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities
US government and agencies	1,151.6	0.2	(20.5)	1,131.3
Corporate securities	731.8	1.0	(8.2)	724.6
Foreign government	274.0	1.3	(0.4)	274.9
Municipals	3.6	0.0	0.0	3.6
Asset backed securities	227.9	0.0	(3.7)	224.2
Mortgage backed securities	290.7	0.0	(3.8)	286.9
Total fixed maturities	2,679.6	2.5	(36.6)	2,645.5
Short — term investments	493.0	0.0	(1.5)	491.5
Total Investments	3,172.6	2.5	(38.1)	3,137.0

RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table represents a reconciliation of beginning and ending consolidated loss and loss expense reserves:

(in US$ millions)	Nine Months Ended September 30, 2005	Twelve Months Ended December 31, 2004
Provision for losses and loss expenses at period start January 1, 2005 and 2004 respectively	1,277.9	525.8
Less reinsurance recoverable	(197.7)	(43.6)
Net loss and loss expenses at period start January 1, 2005 and 2004	1,080.2	482.2
Loss reserve portfolio transfer	23.6	0.0
Provision for losses and loss expenses for claims incurred:
Current year	1,121.7	785.6
Prior year	(35.4)	(62.0)
Total incurred	1,086.3	723.6
Losses and loss expense payments for claims incurred:	(287.0)	(164.6)
Foreign exchange	(49.3)	39.0
Net loss and loss expense reserves at September 30 / December 31	1,853.8	1,080.2
Plus reinsurance recoverables on unpaid loss at end of period	894.8	197.7
Gross loss and loss expense reserves at September 30 / December 31	2,748.6	1,277.9

RESERVES BY BUSINESS SEGMENT

The following table presents our reserves as at September 30, 2005 and December 31, 2004

	As at September 30, 2005			As at December 31, 2004
(in US$ millions)	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property Reinsurance	1,178.0	(542.8)	635.2	341.2	(118.3)	222.9
Casualty Reinsurance	616.6	(8.1)	608.5	377.8	(4.6)	373.2
Specialty Insurance	200.5	(112.8)	87.7	18.3	(1.8)	16.5
Specialty Reinsurance	209.3	(94.4)	114.9	168.8	(27.4)	141.4
Property Insurance	173.7	(98.8)	74.9	77.3	(13.7)	63.6
Casualty Insurance	370.5	(37.9)	332.6	294.5	(31.9)	262.6
Total losses and loss expense reserve	2,748.6	(894.8)	1,853.8	1,277.9	(197.7)	1,080.2

REINSURER SECURITY RATING

(In US$ millions except for percentages)	As at September 30, 2005
S&P
AAA	99.8	11.1%
AA+	3.5	0.4%
AA	4.8	0.5%
AA−	82.9	9.3%
A+	103.1	11.5%
A	281.4	31.5%
A−	199.6	22.3%
BBB+	16.1	1.8%
Fully collaterised	88.5	9.9%
Not rated	15.1	1.7%
Reinsurance recoverable — unpaid losses	894.8	100.0%
AM Best
A++	99.8	11.2%
A+	147.9	16.4%
A	342.7	38.3%
A−	215.3	24.1%
Fully collaterised	88.5	9.9%
Not rated	0.6	0.1%
Reinsurance recoverable — unpaid losses	894.8	100.0%

DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

	Three Months Ended	Three Months Ended	Nine months Ended	Nine months Ended
(shares in millions)	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Basic weighted average shares outstanding	69.343	69.174	69.339	69.176
Add: weighted average of employee options	0.000	0.000	0.000	1.342
Add: weighted average of options issued to Wellington Underwriting Plc	0.000	0.000	0.000	0.719
Add: weighted average of options issued to Appleby Trust (Bermuda) Limited	0.000	0.000	0.000	0.488
Add: weighted average of Restricted Share Units	0.000	0.000	0.000	0.028
Diluted weighted average shares outstanding	69.343	69.174	69.339	71.751

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to repurchase the Company’s ordinary shares at the average market price during the period of calculation. In a loss making period the number of potentially dilutive ordinary shares is considered to be zero.

OPERATING INCOME RECONCILIATION

The reconciliation of operating income to net income is set out in the following table:

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
(In US$ millions except where stated)	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Net income after tax	(362.0)	(43.0)	(208.1)	122.9
Add (deduct) after tax income:
Net realized (gains) losses on investments	1.0	0.1	1.0	3.1
Net exchange (gains) losses	3.9	(1.0)	8.7	(0.5)
Operating income	(357.1)	(43.9)	(198.4)	125.5
Tax on operating income	28.8	17.8	(16.8)	(40.1)
Operating income before tax	(385.9)	(61.7)	(181.6)	165.6
Weighted average common shares outstanding: (millions)
Basic	69.3	69.2	69.3	69.2
Diluted	69.3	69.2	69.3	71.8
Basic per share data:	$	$	$	$
Net income	(5.22)	(0.62)	(3.00)	1.78
Add (deduct) after tax income:
Net realized (gains) losses on investments	0.01	0.00	0.01	0.04
Net exchange (gains) losses	0.06	(0.01)	0.13	(0.01)
Operating income	(5.15)	(0.63)	(2.86)	1.81
Diluted per share data
Net income	(5.22)	(0.62)	(3.00)	1.71
Add (deduct) after tax income:
Net realized (gains) losses on investments	0.01	0.00	0.01	0.04
Net exchange (gains) losses	0.06	(0.01)	0.13	0.00
Operating income	(5.15)	(0.63)	(2.86)	1.75
Book value per share
Net Assets (excluding intangible assets)	1,215.7		1,215.7	1,411.1
Number of share in issue at the end of the period			69,342,486	69,174,303
Diluted number of share in issue at the end of the period			69,342,486	71,760,480
			$	$
Book value per share			17.53	20.40
Diluted book value per share			17.53	19.66